Peerless Option Income Wheel ETF (WEEL)

(the “Fund”)

listed on NYSE Arca Inc.

May 29, 2024

Supplement to the Summary Prospectus,

dated May 13, 2024,

and Statutory Prospectus,

dated May 10, 2024

Effective as of the date of this supplement:

●	The risk factor entitled “Distribution Risk” on page 5 of the Summary Prospectus and pages 5 and 11 of the Statutory Prospectus, is hereby amended and restated in its entirety to read as follows:

“Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current quarterly income. There is no assurance that the Fund will make a distribution in any given quarter. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next.”

●	In the table entitled “Cash and Cash Equivalent Holdings” on page 4 of the Summary Prospectus and page 4 Statutory Prospectus, the row for “U.S. Treasury Securities” is amended and restated in its entirety to read as follows:

Portfolio Holdings	Investment Terms	Expected Target Maturity
U.S. Treasury Securities

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

1-month to 2-year maturities

Please retain this Supplement for future reference.

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